SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 12, 2002

FIRST FINANCIAL BANCORP.
(Exact name of registrant as specified in its charter)

Ohio	0-12379	31-1042001

(State or other jurisdiction	(Commission File	(IRS Employer

of incorporation)	Number)	Identification No.)

300 High Street

Hamilton, Ohio

(Address of principal executive		45011

offices)		(Zip Code)

         Registrant’s telephone number, including area code: (513) 867-4700

Item 7. Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURES
Exhibit Index
EX 99.1 Section 906
EX 99.2 Section 906

Form 8-K	First Financial Bancorp.

Item 7. Exhibits.

         (a)  Exhibits:

99.1	Certification of Periodic Financial Report By Chief Executive Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2	Certification of Periodic Financial Report By Chief Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Item 9. Regulation FD Disclosure.

         On August 12, 2002, Stanley N. Pontius, President and Chief Executive Officer of First Financial Bancorp., and C. Douglas Lefferson, Chief Financial Officer of First Financial Bancorp., each signed the Certification of Periodic Financial Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 in connection with the First Financial Bancorp. Form 10-Q for the quarterly period ended June 30, 2002. The Certifications were submitted to the Securities and Exchange Commission on August 12, 2002. A copy of each of these Certifications is attached as Exhibits 99.1 and 99.2 hereto.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.

By:	/s/ C. Douglas Lefferson

C. Douglas Lefferson

Senior Vice President and

Chief Financial Officer

Date: August 12, 2002

Form 8-K	First Financial Bancorp.

Exhibit Index

Exhibit Nos.	Description

99.1	Certification of Periodic Financial Report By Chief Executive Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2	Certification of Periodic Financial Report By Chief Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.